UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington,

DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

March 31, 2016

Dear Fellow Shareholders,

March 31, 2016 marks the close of our Fiscal Year and the completion of the Davlin Philanthropic Fund’s eighth year in business.  It was a year of disappointing returns for the Fund, mild progress on the philanthropic side and lots of learning.  Our Donation Matching Program delivered an average of $2.13 of matching funds for every $1.00 of charitable giving directed by investors.  Our investment portfolio reported a 12.70% loss, underperforming the S&P 1500 Index return of 1.19% and the Russell 2000 loss of 9.76%.

Charity Update:

As we have said many times before, May is our favorite time of year, because this is when we get to deliver our investor’s annual donation checks to the chosen charities. This year, thirty-six amazing charities will receive checks, including both charities that we have supported for years and new charities, like: Alzheimer’s Association, Bay Cove Human Services, Big Brothers Big Sisters of Massachusetts Bay, Boston Harbor Island Alliance, The Catalogue for Philanthropy, Doctor’s without Boarders USA, Earthwatch Institute, Mountain Top Arboretum, National Marine Life Center, Nature Conservancy, Parmenter Community Health, the Salvation Army, ST. Hubert’s Animal Welfare Center, Trinity College and Year Up – to mention only a few.  This year’s total donations of $54,000.00 range in size from $100.00 to $7,500.00, with an average donation of $1,500.00.  Delivering these checks allows us the opportunity to visit many of these great organizations and see firsthand the incredible work that they are doing.

We created the Donation Matching Program at the end of 2010, and over the past six years the matching program has successfully motivated investors to Save More in order to Give More.  The average Matching Premium for the fiscal year ending March 31, 2016 was $2.13.  This means that for every $1.00 of donations made by our investors, their charity received an average additional $2.13 in donation matching.  Please keep in mind that this Matching Premium is an average that fluctuates.  Over time, the matching Premium will change both up and down as the ratio between Donation Matching Investors and normal investors change with contributions and redemptions, and with changes in one-time matching grants like the 2015 Royce Challenge.  We don’t expect the premium to stay at the current elevated level forever, but we continue to work hard to attract more Donation Matching Investors and matching challenges.  So if you are the type of person that wants to incentivize other people to give, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Average Donation Matching Paid

April 1, 2015 through March 31, 2016

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
Donation Rate Matching Premium	0.50% $2.13 or 1.07%	0.00% $0.00	0.00% $0.00
Donation Rate after Match	1.57%	0.00%	0.00%

Market Update:

The fiscal year ended March 31, 2016 will always be remembered by us at the Davlin Funds for two reasons.  First, in the last year the magnitude of money flowing into index funds became so large that it started to change the characteristics of the entire stock market.  We now understand that this “tail” of indexation is growing to the size where it will “wag the dog” of the stock market.  The second memorable feature of the last year will, of course, be our poor performance.  Frankly, our Fund’s loss of 12.70% (compared to 1.19% in the S&P 1500 and a loss of 9.76% in the Russell 2000) surprised us, because our Fund did not perform as expected given the market conditions.  With some review, we discovered that the topics of indexation and our Fund’s performance were linked in the last year and the Fund will most likely be further affected by indexation in the future.  For this reason, we thought a brief discussion in our Annual Letter was warranted.

The idea of investing in a passive index started in 1975 with the creation of the Vanguard funds.  In 1989, the first Exchange Traded Fund (ETF) was listed and merged the idea of passive investing with the real-time pricing and the liquidity of an exchange traded stock.   ETF’s and Index Funds have gained in popularity over the last two decades, but the inflows in the last two years have been record setting with $420.1 billion flowing into passive funds in 2014 and another $413.8B in 2015.  Most of this money came from redemptions in actively managed funds.   Passive funds now account for around 30% of the entire U.S. stock fund industry and this size is having a direct effect on the stock market.  Recent studies show that all of this money blindly buying and selling stocks in baskets of indices is making the stock market both more correlated and more volatile.  In other words, the individual stocks that make up the market are more likely to move together in a similar price swing (more correlated) both up and down, and those price swings are likely to be larger and more frequent (increased volatility) as a result of indexation.  Since there is no sign that the indexation trend will slow, it is expected that the market will progress to get even more correlated and volatile with each year that passes.

Another effect of indexation is what is being called Valuation Detachment.  By definition, indexation requires the buying and selling of stocks because they are in an index, industry or fit some kind of screen.  Rarely does such passive investing take into account valuation, management quality, business model profitability, industry cycles, etc.

As a result, individual stocks are more likely to be mispriced both on the high and low side.  Like the other traits, Valuation Detachment is growing each year as more and more money flows into passive investments.  While these characteristics of indexation make us extremely optimistic about our ability to profit from future market trends, they also help explain some of our poor performance last year.

Toward the end of last year, we became concerned by our Fund’s performance and its daily response to the changing market.  As a result, we conducted a review of our portfolio and its performance and noticed four key observations.

1)

The market breadth was incredibly narrow with just five large stocks (Amazon, Google, Microsoft, Facebook and GE) accounting for 2.2% of the S&P 500 performance.

2)

Our industry sector weightings hurt our performance.

3)

We did not take advantage of the increase in market volatility.

4)

We did not take advantage of changes in market volatility.

The first observation of the limited market breadth is very strange in that usually the largest companies by market capitalization (since this defines its weighting in the index) are the slowest growers, but in this strange economy the largest companies are also the fastest growing companies and their stock appreciation is having a disproportionate effect on the indices.  We own a small position in Microsoft, but most of these stocks would never fit our “value” investment criteria.  So while we would have enjoyed profiting from these stocks, they just don’t fit in a fund focused on risk adjusted return.

The second observation was that some of our industry weightings hurt our performance.  Specifically, we were overweight Consumer Cyclicals and Financial sectors, and underweight the Technology and Healthcare sectors.  After reviewing all of our investments and making some minor changes, we came away from this observation feeling confident with our long-term strategy given the current market conditions.

Our third observation was that we did not take advantage of the increased market volatility.  We noticed that many of the stocks that hurt us in the August and September down turn had come very close to hitting or did hit our sell targets, but for only brief time periods.  In a less volatile market, we would have time to sell shares at gradually higher prices.  But in this new world of increasing volatility, the odds of having weeks or months to sell into a rally become less likely.  This is also the case for building a position in a down market.  This changing world requires that we adjust our trading pattern to become more nimble.  As such, going forward you will likely notice that our turnover rate (the frequency at which we buy and sell stocks) will increase.  To be clear, we do not intend for this to be a drastic change, but an incremental addition to our traditional portfolio strategy and one that would have benefited the Fund in 2015.

The final observation we made was that we did a poor job profiting from the changes in market volatility.  Volatility is not a constant factor: it can change drastically day-to-day.  For certain periods of time volatility can become very low, but at other times it can become extremely high.  These two ends of the spectrum tend to create price inefficiencies.  Our plan is to make incremental investments during these times of extreme (high or low) volatility that will allow us to profit from changes in volatility.  Again, this is not intended to be a drastic change to our portfolio strategy.  We believe this will relate to a very small portion of the portfolio and only during certain periods of time.  Unless you look very closely, you may never notice the change, but we expect it allow us to profit from the market’s evolution from indexation.  This strategy would have been beneficial to the Fund during the last fiscal year.

Since inception, the Davlin Philanthropic Fund has delivered an average annualized return of 8.39%, besting the 7.91% delivered by the S&P 1500 and the 7.02% delivered by the Russell 2000 over the same period.

Performance Numbers for Since Inception

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
June 11, 2008 Through March 31, 2016 Fund Compared to Index	8.39%	7.91% +0.48%	7.02% +1.37%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
April 1, 2013 Through March 31, 2016 Fund Compared to Index	4.76%	11.59% (6.83)%	6.84% (2.08)%

Performance Numbers for FY2016

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
April 1, 2015 Through March 31, 2016 Fund Compared to Index	(12.70)%	1.19% (13.89)%	(9.76)% (2.94)%

Portfolio Highlights:

In our last letter we wrote about one of our winners, so let’s write about an investment that has not gone as well.  With an unrealized loss of $96,793.50 as of March 31, 2016, Arctic Cat, Inc. (ACAT) is an investment that took some unexpected turns.  You may know ACAT as a manufacturer of snowmobiles and all-terrain vehicles.  We first started to build an investment in June of 2014, when the long-time CEO suddenly retired.  At the time, ACAT was a very profitable company with $6.00 a share in cash, no debt and earnings of $2.90 a share.  At $33.00 share, we were buying a great company for 9.3 times earnings, when adjusted for the net cash balance.  We did not know all the reasons for the sudden departure of the CEO, but we had some possible ideas.  ACAT’s largest independent competitor is Polaris Industries (PII).  At the time, PII was five times larger and manufactured everything in China and India (unlike ACAT which manufactured it all in the US).  The result was that PII had a gross margins of 29.7% versus ACAT at 20.7%.  PII’s ROA was 23.4% vs. ACAT at 12.1%.  PII’s 3 years sales growth was 23.8% versus ACAT at 16.3%.  So not only was PII larger and more profitable, but it was also growing faster.  Under those conditions, it was not a surprise to see the ACAT Board force the CEO out.  We had some concern at the time of channel stuffing (selling too much inventory into the dealer network), warranty issues from the first engine built in-house and potential charges to move manufacturing abroad.  As a result, we only built a small position and waited for the new CEO to be hired and announce his strategy.

By September of 2014, the interim CEO was announcing poor comparisons as a result of the strong US dollar, and a recall of 35,376 ATVs.  Not considering this to be terrible news, we took advantage of weakness in the stock to build our position in the $31 to $34 range.  In November of 2014, the company hired Christopher Metz as its new CEO.  As the ex-President of Black & Decker and other hardware and tool companies, we viewed this as a good step forward.  It was not until 2015,when we started to learn of the real problems.  ACAT had over one year of excess ATV inventory at its dealers.  In addition, the new CEO announced plans to install its first dealer inventory system (UGH!), hire is first Chief Marketing Officer (double UGH!), roll-out its first complex marketing strategy (triple-UGH!), come up with its first dealer network strategy (quad-UGH!), start their first dealer training program (quin-UGH!) and explore manufacturing overseas (etc.–UGH!).  The fact that ACAT did not have these basic information systems and capabilities in place took investors by surprise.  Add to this a stronger dollar and the lack of snow (for snowmobiles), and the result has been lower sales, higher expenses and losses.  The stock has responded to all this bad news with a long constant drop that bottomed in January of 2016 at $10.41 and rebounded to the $16 range.  We added to our position on the way down in the middle and low twenty dollar range.

While we are extremely discouraged to find out that the company is missing so many basic strategy functions, we are relieved to finally understand how PII could regularly out-perform ACAT.  It is also a testament to the ACAT product line that this company could reach over $600M in sales without many basic support systems.  As this management team implements these new systems and strategies, we anticipate that ACAT’s earnings and stock will improve accordingly.  Please stay tuned.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving.  Please remember to share our story with your friends and family.  By working together, we can make a huge difference in our world.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions (a) as of March 31, 2016 (Unaudited):

% Net Assets

1.   AerCap Holdings N.V.

4.46%

2.

John B. Sanfilippo & Son, Inc.

4.11%

3.

Village Super Market, Inc. Class A

3.20%

4.

Garmin Ltd.

2.80%

5.   Chatham Lodging Trust

2.49%

6.   Rite Aid Corporation

2.22%

7.   Strattec Security Corp.

2.20%

8.   West Marine Inc.

2.17%

9    JP Morgan Chase & Co.

2.16%

10. American Eagle Outfitters, Inc.

            2.06%

 Total:

          27.87%

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	Six Months	1 Year	3 Year	5 Year	Since Inception	Value
Davlin Philanthropic Fund	0.89%	-12.70%	4.76%	6.27%	8.39%	$18,750
S&P Composite 1500 Index	8.24%	1.19%	11.59%	11.37%	7.91%	$18,114
Russell 2000 Index	2.02%	-9.76%	6.84%	7.20%	7.02%	$16,977

24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Davlin Philanthropic Fund
Russell 2000 Index
S&P Composite 1500 Index
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12
December-12
March-13
June-13
September-13
December-13
March-14
June-14
September-14
December-14
March-15
June-15
September-15
December-15
March-16

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s (“S&P”) Composite 1500® combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund

Portfolio Analysis

March 31, 2016 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
6.30%
Basic Materials
3.90%
Consumer Cyclical
19.28%
Technology
8.28%
Real Estate
2.48%
Industrials
14.30%
Consumer Defensive
14.63%
Healthcare
2.13%
Energy
8.28%
Financial Services
19.29%
Exchange Traded Fund
1.13%

Sectors are categorized using Morningstar® classifications.

	Davlin Philanthropic Fund
	Schedule of Investments
	March 31, 2016

Shares		Fair Value

COMMON STOCKS - 89.72% +

Agricultural Chemicals - 2.69%
5,050	CF Industries Holdings, Inc.	$ 158,267
7,200	Potash Corp. of Saskatchewan, Inc. (Canada)	122,544
		280,811
Air Transportation, Scheduled - 1.61%
4,100	American Airlines Group, Inc.	168,141

Bottled & Canned Soft Drinks - 0.77%
600	Monster Beverage Corp. *	80,028

Computer & Office Equipment - 0.26%
1,500	Hewlett-Packard Enterprise Co.	26,595

Cookies & Crackers - 0.83%
800	J&J Snack Foods Corp.	86,624

Crude Petroleum & Natural Gas - 1.63%
31,600	Chesapeake Energy Corp.	130,192
3,600	Marathon Oil Corp.	40,104
		170,296
Drilling Oil & Gas Wells - 0.54%
5,000	Noble Corp. Plc. (United Kingdom)	51,750
19,000	Paragon Offshore Plc. *	4,275
		56,025
Electronic Connectors - 1.15%
4,100	Methode Electronics, Inc.	119,884

Engines & Turbines - 1.79%
1,700	Cummins, Inc.	186,898

Fats & Oils - 1.87%
11,500	Omega Protein Corp. *	194,810

Finance Lessors - 0.71%
2,400	CIT Group, Inc.	74,472

Finance Services - 0.18%
300	American Express Co.	18,420

Fire, Marine & Casualty Insurance - 4.53%
1,800	Chubb Ltd. (Switzerland)	214,470
3,700	Safety Insurance Group, Inc.	211,122
400	Travelers Companies, Inc.	46,684
		472,276
Hotels & Motels - 1.22%
15,100	Red Lion Hotels Corp. *	127,293

Household Audio & Video Equipment - 1.08%
31,700	Skullcandy, Inc. *	112,852

Industrial Inorganic Chemicals - 0.25%
4,000	Tronox Ltd.	25,560

Industrial Instruments for Measurement - 0.45%
1,200	Cognex Corp.	46,740

Investment Advice - 1.13%
1,800	Franklin Resources, Inc.	70,290
5,900	Manning & Napier, Inc. Class A	47,613
		117,903
Life Insurance - 0.74%
2,600	Voya Financial, Inc.	77,402

Meat Packing Plants - 2.39%
5,200	Leucadia National Corp.	84,084
55	Seaboard Corp. *	165,166
		249,250
Miscellaneous Industrial & Commercial Machinery & Equipment - 1.80%
3,000	Eaton Corp. Plc.	187,680

Miscellaneous Transportation Equipment - 1.27%
7,900	Arctic Cat, Inc.	132,720

Motor Vehicle Parts & Accessories - 3.50%
1,800	Delphi Automotive Plc. (United Kingdom)	135,036
4,000	Strattec Security Corp.	229,560
		364,596
Motor Vehicles & Passenger Cars - 1.51%
1,480	Toyota Motor Corp. ADR *	157,354

National Commercial Banks - 3.20%
2,600	Citigroup, Inc.	108,550
3,800	JPMorgan Chase & Co.	225,036
		333,586
Oil & Gas Field Machinery & Equipment - 2.16%
15,400	Forum Energy Technologies, Inc. *	203,280
700	National Oilwell Varco, Inc.	21,770
		225,050
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.31%
10,400	Invacare Corp.	136,968

Patent Owners & Lessors - 1.05%
9,700	RPX Corp. *	109,222

Petroleum Refining - 2.70%
2,800	Marathon Petroleum Corp.	104,104
2,050	Phillips 66	177,509
		281,613
Plastic Products - 0.40%
3,300	Core Molding Technologies, Inc. *	41,184

Poultry Slaughtering & Processing - 0.87%
1,000	Sanderson Farms, Inc.	90,180

Primary Production of Aluminum - 0.97%
1,200	Kaiser Aluminum Corp.	101,448

Printed Circuit Boards - 0.84%
3,800	Benchmark Electronics, Inc. *	87,590

Private Equity Firm - 0.31%
4,300	MVC Capital, Inc.	32,078

Retail - Auto Dealers & Gasoline Stations - 2.61%
1,200	CST Brands, Inc.	45,948
24,900	West Marine, Inc. *	226,341
		272,289
Retail - Drug Stores & Proprietary Stores - 2.22%
28,400	Rite Aid Corp. *	231,460

Retail - Eating Places - 4.12%
300	Chipotle Mexican Grill, Inc. *	141,291
3,300	Nathans Famous, Inc. *	143,880
26,900	Ruby Tuesday, Inc. *	144,722
		429,893
Retail - Family Clothing Stores - 2.06%
12,900	American Eagle Outfitters, Inc.	215,043

Retail - Grocery Stores - 3.20%
13,800	Village Super Market, Inc. Class A	333,408

Retail - Home Furniture, Furnishings & Equipment Stores - 1.14%
2,400	Bed Bath & Beyond, Inc. *	119,136

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.80%
7,300	Garmin Ltd. (Switzerland)	291,708

Security Brokers, Dealers & Flotation Companies - 3.37%
2,200	Associated Capital Group, Inc. *	61,644
2,200	Gamco Investors, Inc. Class A	81,532
8,700	JMP Group, Inc.	45,501
6,500	Morgan Stanley	162,565
		351,242
Services - Amusement & Recreation Services - 0.65%
63,200	Dover Downs Gaming & Entertainment, Inc. *	67,624

Services - Equipment Rental & Leasing - 4.46%
12,000	AerCap Holdings N.V. (Netherlands) *	465,120

Services - Medical Laboratories - 0.82%
1,200	Quest Diagnostics, Inc.	85,740

Services - Prepackaged Software - 0.27%
500	Microsoft Corp.	27,615

Sporting & Athletic Goods, NEC - 0.85%
9,700	Callaway Golf Co.	88,464

State Commercial Banks - 5.17%
4,100	Bank of New York Mellon Corp.	151,003
8,800	Citizens Financial Group, Inc.	184,360
8,000	Glacier Bancorp, Inc.	203,360
		538,723
Sugar & Confectionery Products - 4.11%
6,200	John B Sanfilippo & Son, Inc.	428,358

Switchgear & Switchboard Apparatus - 0.76%
4,100	ABB, Ltd. ADR	79,622

Water Transportation - 0.65%
9,950	Tidewater, Inc.	67,958

Water, Sewer, Pipeline, Communications and Power Line Construction - 1.28%
4,900	Aegion Corp. *	103,341
1,200	MYR Group, Inc. *	30,132
		133,473
Wholesale-Computer & Peripheral Equipment & Software - 1.47%
3,800	ScanSource, Inc. *	153,444

TOTAL COMMON STOCKS (Cost $7,959,089) - 89.72%		9,353,869

EXCHANGE TRADED FUND - 1.13%
3,200	Proshares Ultrashort 20+ year Treasury *	117,952
TOTAL EXCHANGE TRADED FUND (Cost $194,557) - 1.13%		117,952

PREFERRED STOCK - 0.61%
3,900	Chesapeake Energy Corp. PFD 5.00% 12/31/49	64,155
TOTAL PREFERRED STOCK (Cost $177,823) - 0.61%		64,155

REAL ESTATE INVESTMENT TRUST - 2.49%
12,100	Chatham Lodging Trust	259,303
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $170,233) - 2.49%		259,303

MONEY MARKET FUND - 6.32%
658,638	Fidelity Institutional Money Market Portfolio 0.35% ** (Cost $658,638)	658,638

TOTAL INVESTMENTS (Cost $9,160,340) - 100.27%		10,453,917

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.27)%		(28,017)

NET ASSETS - 100.00%		$ 10,425,900

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2016.
ADR - American Depositary Receipt
+ Percent based on net assets.
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments, at Fair Value (Cost $9,160,340)	$ 10,453,917
Receivables:
Dividends and Interest	9,847
Total Assets	10,463,764
Liabilities:
Accrued Management Fees (Note 4)	8,530
Accrued Charitable Contributions (Note 4)	4,265
Payable for Securities Purchased	25,069
Total Liabilities	37,864
Net Assets	$ 10,425,900

Net Assets Consist of:
Paid In Capital	$ 8,819,567
Distributions in Excess of Net Investment Income	(28,246)
Accumulated Net Realized Gain on Investments	341,002
Unrealized Appreciation in Value of Investments	1,293,577
Net Assets, for 711,913 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 10,425,900

Net Asset Value and Offering Price Per Share ($10,425,900 / 711,913)	$ 14.64

Minimum Redemption Price ($14.64 x 0.99)*	$ 14.49

* The Fund will deduct a 1% redemption fee from redemption proceeds for redemptions of shares held less than 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the year ended March 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $1,833)	$ 208,650
Total Investment Income	208,650

Expenses:
Advisory Fees (Note 4)	108,950
Charitable Contributions (Note 4)	54,475
Total Expenses	163,425

Net Investment Income	45,225

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	482,247
Net Change in Unrealized Depreciation on Investments	(2,047,576)
Net Realized and Unrealized Loss on Investments	(1,565,329)

Net Decrease in Net Assets Resulting from Operations	$ (1,520,104)

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2016	3/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 45,225	$ 124,128
Net Realized Gain on Investments	482,247	558,695
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,047,576)	379,847
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,520,104)	1,062,670

Distributions to Shareholders From:
Net Investment Income	(110,077)	(129,201)
Realized Gains	(559,203)	(342,911)
Total Distributions	(669,280)	(472,112)

Capital Share Transactions:
Proceeds from Sale of Shares	631,030	506,563
Shares Issued on Reinvestment of Distributions	656,617	471,222
Cost of Shares Redeemed	(199,989)	(20,048)
Net Increase in Net Assets from Shareholder Activity	1,087,658	957,737

Net Assets:
Net Increase (Decrease) in Net Assets	(1,101,726)	1,548,295
Beginning of Year	11,527,626	9,979,331
End of Year (Including Accumulated Net Investment
Loss of $(19,899) and $(1,858), respectively)	$ 10,425,900	$ 11,527,626

Share Transactions:
Shares Sold	37,250	29,266
Shares Issued on Reinvestment of Distributions	43,951	26,473
Shares Redeemed	(13,655)	(1,098)
Net Increase in Shares	67,546	54,641
Outstanding at Beginning of Year	644,367	589,726
Outstanding at End of Year	711,913	644,367

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Year	$ 17.89	$ 16.92	$ 14.68	$ 12.77	$ 13.20

Income From Investment Operations:
Net Investment Income (a)	0.07	0.20	0.03	0.12	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.33)	1.57	2.79	1.99	0.04	(d)
Total from Investment Operations	(2.26)	1.77	2.82	2.11	0.08

Distributions from:
Net Investment Income	(0.16)	(0.22)	(0.09)	(0.18)	(0.15)
Net Realized Capital Gains	(0.83)	(0.58)	(0.49)	(0.02)	(0.36)
Total Distributions	(0.99)	(0.80)	(0.58)	(0.20)	(0.51)

Net Asset Value, at End of Year	$ 14.64	$ 17.89	$ 16.92	$ 14.68	$ 12.77

Total Return (b)	(12.70)%	10.45%	19.26%	16.71%	1.03%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,426	$ 11,528	$ 9,979	$ 7,418	$ 5,855
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.52%	(c)
Ratio of Net Investment Income to Average Net Assets	0.42%	1.18%	0.17%	0.93%	0.30%
Portfolio Turnover Rate	31.12%	20.98%	17.60%	19.83%	14.37%

(a) Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(c) 0.02% is attributable to excise tax expense.

(d) Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2013 - 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended March 31, 2016, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

RECLASSIFICATION OF CAPITAL ACCOUNT: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present financial statements on a tax basis, which is considered to be more informative to shareholders.  On March 31, 2016, distributions in excess of net investment income was increased by $38,464, accumulated realized gains were increased by $1,562, and paid in capital was decreased by $40,026.

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 9,353,869	$ -	$ -	$ 9,353,869
Exchange Traded Fund	117,952	-	-	117,952
Preferred Stock	64,155	-	-	64,155
Real Estate Investment Trust	259,303	-	-	259,303
Money Market Fund	658,638	-	-	658,638
Total	$10,453,917	$ -	$ -	$10,453,917

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the year ended March 31, 2016.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2016. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the year ended March 31, 2016. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended March 31, 2016, the Adviser earned advisory fees of $108,950, and was owed $8,530.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the year ended March 31, 2016, the Fund donated $54,475 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

the other eight trustees of the Foundation are also trustees of the Trust.  At March 31, 2016, the Fund owed $4,265 to the Foundation.

TRUSTEES AND OFFICERS:  The independent trustee, Mr. Davlin, and officers of the Trust each serve in their respective capacities without compensation. During the year ended March 31, 2016, independent Trustees Dwinell, Funston, and McCully were each paid $1,200 by the Adviser, not by the Fund.

Note 5. Investment Transactions

For the year ended March 31, 2016, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $3,819,297 and $3,275,071, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at March 31, 2016, was $9,211,506.

At March 31, 2016, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation
$2,676,829	$(1,434,418)	$1,242,411

Note 6. Distributions to Shareholders

On December 29, 2015, the Fund declared an income distribution of $0.1640 per share, a short term capital gain distribution of $0.0587 per share, and a long term capital gain distribution of $0.77444 per share.  The distribution was paid on December 29, 2015 to shareholders of record on December 28, 2015.  The tax character of the $669,280 total distribution paid was $149,476 ordinary income and $519,804 realized gain.

On December 29, 2014, the Fund declared an income distribution of $0.2174 per share, a short term capital gain distribution of $0.1284, and a long term capital gain distribution of $0.4486.  The distribution was paid on December 29, 2014 to shareholders of record on December 26, 2014.  The tax character of the $472,112 paid was $205,509 ordinary income and $266,603 realized gain.

As of March 31, 2016 the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income	$ 130,044
Accumulated Net Realized Gains	233,878
Unrealized Appreciation on Investments	1,242,411
Total	$ 1,606,333

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales, and passive foreign investment holdings.

Note 7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of

1940.  As of March 31, 2016, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 9.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Davlin Philanthropic Funds

and the Shareholders of Davlin Philanthropic Fund

We have audited the accompanying statement of assets and liabilities of the Davlin Philanthropic Fund, a series of shares of beneficial interest in the Davlin Philanthropic Funds, including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2012 have been audited by others auditors whose report dated May 30, 2012 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davlin Philanthropic Fund as of March 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2016

Davlin Philanthropic Fund

Expense Illustration

March 31, 2016 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 to March 31, 2016

Actual	$1,000.00	$1,008.86	$7.53
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.57

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2016 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8 (1-877-328-5468).

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlunFunds.org or by calling 1-877-Davlin-8 (1-877-328-5468).

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 53 Walpole Street, Dover, MA 02030 Year of Birth: 1938	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to 2015.	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Year of Birth: 1939	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 1981 to 2009.	1	Chairman, Director, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland, MA 01778 Year of Birth: 1949	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech systems developer to purify powdered commercial material) 1980 to 1988.	1	None

1The "Fund Complex" consists of the Davlin Philanthropic Funds.

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2016 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Year of Birth: 1965	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Director, Synqy Corporation, 2013-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Year of Birth: 1968	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997.	NA	NA

1 The "Fund Complex" consists of the Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 12,500

FY 2015

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2005

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2016

$ 2,000

FY 2015

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2016

$ 2,000

FY 2015

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date June 3, 2016

*Print the name and title of each signing officer under his or her signature.